CORPORATE OVERVIEW November 15, 2021 Exhibit 99.1

SAFE HARBOR & OTHER CAUTIONARY NOTES This presentation has been prepared by Power Solutions International, Inc. (PSI) for investors/other parties, solely for informational purposes. The information contained in this presentation does not purport to be all-inclusive or to contain all of the information a prospective or existing investor, or other party may desire. All of the financial information and other information regarding PSI contained in this presentation (including any oral statements transmitted to the recipients of this presentation) is qualified in its entirety by PSI’s filings with the Securities and Exchange Commission (SEC), including the financial statements and other financial disclosure contained in those filings. PSI makes no representation or warranty as to the accuracy or completeness of the information contained in this presentation (including any oral statements transmitted to the recipients of this presentation). This presentation (including any oral statements transmitted to the recipients of this presentation) contains forward-looking statements regarding the current expectations of the Company about its prospects and opportunities. These forward-looking statements are entitled to the safe-harbor provisions of Section 21E of the Securities Exchange Act of 1934. The Company has tried to identify these forward-looking statements by using words such as “anticipate,” “believe,” “budgeted,” “contemplate,” “estimate,” “expect,” “forecast,” “guidance,” “may,” “outlook,” “plan,” “projection,” “should,” “target,” “will,” “would,” or similar expressions, but these words are not the exclusive means for identifying such statements. These statements are subject to a number of risks, uncertainties, and assumptions that may cause actual results, performance or achievements to be materially different from those expressed in, or implied by, such statements.   The Company cautions that the risks, uncertainties and other factors that could cause its actual results to differ materially from those expressed in, or implied by, the forward-looking statements, include, without limitation: the impact of the ongoing COVID-19 pandemic could have on the Company’s business and financial results; the Company’s ability to continue as a going concern; the Company’s ability to raise additional capital when needed and its liquidity; uncertainties around the Company’s ability to meet funding conditions under its financing arrangements and access to capital thereunder; the potential acceleration of the maturity at any time of the loans under the Company’s uncommitted senior secured revolving credit facility through the exercise by Standard Chartered Bank of its demand right; the timing of completion of steps to address, and the inability to address and remedy, material weaknesses; the identification of additional material weaknesses or significant deficiencies; risks related to complying with the terms and conditions of the settlements with the Securities and Exchange Commission (the “SEC”) and the United States Attorney’s Office for the Northern District of Illinois (the “USAO”); variances in non-recurring expenses; risks relating to the substantial costs and diversion of personnel’s attention and resources deployed to address the internal control matters; the Company’s obligations to indemnify past and present directors and officers and certain current and former employees with respect to the investigations conducted by the SEC and the criminal division of the USAO, which will be funded by the Company with its existing cash resources due to the exhaustion of its historical primary directors’ and officers’ insurance coverage; the ability of the Company to accurately forecast sales, and the extent to which sales result in recorded revenues; changes in customer demand for the Company’s products; volatility in oil and gas prices; the impact of U.S. tariffs on imports from China on the Company’s supply chain; disruptions to the Company’s supply chain; the impact of increasing warranty costs and the Company’s ability to mitigate such costs; any delays and challenges in recruiting key employees consistent with the Company’s plans; any negative impacts from delisting of the Company’s common stock par value $0.001 from the NASDAQ Stock Market and any delays and challenges in obtaining a re-listing on a stock exchange; and the risks and uncertainties described in reports filed by the Company with the SEC, including without limitation its Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and the Company’s subsequent filings with the SEC. The Company’s forward-looking statements are presented as of the date hereof. Except as required by law, the Company expressly disclaims any intention or obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise.

ABOUT PSI

“ PSI’s MISSION: Solving Power Challenges of Global Equipment Manufacturers Through High-Quality, Innovative Products

POWERING LEADING EQUIPMENT MANUFACTURERS GLOBALLY

OVERVIEW Approximately 800 Employees Leading Worldwide Manufacturer of Engines Produced 1,000,000 engines historically Wide range of engines: 27 different displacements ranging from 1L to 53L Approximately 1,000,000 sq. ft. manufacturing footprint, with headquarters in Wood Dale, IL Significant clean, alt. fuel product offerings: Approximately 63% of engines sold in 2020 were propane or natural gas OTC Pink: PSIX Founded in 1985 Public listing in 2011 2020 SALES End Market Geography SALES $ in millions

Focused on Growth in the Energy End Market Sales growth opportunity of 2X + by 2026 driven by product expansion, oil recovery, market share gains Large engines carry average selling prices (ASP’s) above $100k Electric grid resiliency; Infrastructure spending anticipated to be a driver  Margin Expansion Opportunities Increase mix of energy business, which offers superior margins Ability to leverage existing infrastructure and Weichai relationship to drive future growth Continued pricing opportunities; Improve recovery of increasing material costs  Tariff mitigation efforts Expanded Weichai Product Integration Larger engine range to address a wider range of end use applications, products and customers Continued Focus on Alternative Fuels and Evolution into New Energy Business Strong expertise in natural gas/propane Access to Weichai’s new energy product range Leverage existing customer relationships across all end markets for future battery storage/electrification opportunities INVESTMENT HIGHLIGHTS

PSI Corp. HQ & Engine Dress Facility 201 Mittel Dr. Wood Dale, IL 261,000 sq. ft. Dedicated R&D & Engineering Facility Automotive Grade High-Volume Production Lines State-of-the-Art Machining Center In-house EPA & CARB certified test cell operation Approximately 1,000,000 sq. ft. PSI Machining & Engine Build Facility 101 Mittel Dr. Wood Dale, IL 105,000 sq. ft. PSI R+D, Engineering & HD Assembly Facility 1465 Hamilton Pkwy. Itasca, IL 198,000 sq. ft. PSI Electrical Engineering Facility 5600 Williams Lake Road Waterford Township, MI 15,000 sq. ft. PSI Energy Packaging Facility 448 W. Madison St. Darien, WI 200,000 sq. ft. PSI Engine Development Center 7850 S. Grant St. Burr Ridge, IL 22,400 sq. ft. PSI Materials & Warehousing 6450 Muirfield Dr. Hanover Park, IL 160,400 sq. ft. ADVANCED FACILITIES PSI Materials & Warehousing 515 1-27 N Lubbock, TX 23,000 sq. ft.

APPLICATION ENGINEERING & INTEGRATION TESTING & VALIDATION CALIBRATION & EMISSIONS ENGINE DESIGN & ENGINEERING MATERIAL OPTIMIZATION & SIMULATION SPECIALIZED MACHINING ADVANCED MANUFACTURING POWERTRAIN ASSEMBLY & KITTING COMPLETE ENGINE SIMULATION COOLING PACKAGE DEVELOPMENT TURBO & FUEL SYSTEMS ELECTRONICS, SOFTWARE & CONTROLS MANUFACTURING & ENGINE CAPABILITIES Complete Range

TRANSPORTATION EXPANSIVE PRODUCT LINE Powering Global Transportation, Energy & Industrial OEMs Engine Displacements 6.0L, 8.8L Fuel Types Propane, Natural Gas, Gasoline Integration Transmissions & Tanks Horsepower Range 293 hp – 345 hp Torque Range 317 lb-ft – 565 lb-ft INDUSTRIAL Engine Displacements Ranging from 1.0L to 13L Fuel Types Propane, Natural Gas, Gasoline, Diesel Horsepower Range 28 hp –245 hp Torque Range 43 lb-ft – 503 lb-ft Mechanical Power Range 19 kWm –1850 kWm ENERGY Engine Displacements Ranging from 2.0L to 53L Fuel Types Propane, Natural Gas, Wellhead Gas, Diesel Electrical Power Range 20 kWe – 1650 kWe Mechanical Power Range 26 kWm – 1850 kWm TECHNOLOGY NEW ENERGY PRODUCT ACCESS

Weichai Power Background Based in China; Global footprint Leading automotive and equipment manufacturer specializing in the production of powertrains, automobiles, intelligent logistics, automotive parts and components Weichai Power Co., Ltd. is publicly listed on the Hong Kong and Shenzhen Stock Exchanges Market capitalization of approximately $20 billion FY 2020 sales and net profit of $30.9 billion and $1.8 billion, respectively *Weichai Power financial statistics based on RMB/USD conversion as of 11/8/21 using xe.com. Weichai Investment in PSI Weichai America (subsidiary of Weichai Power Co., Ltd.) investment of $60 million of equity in PSI on 3/31/17 Warrant exercise on 4/23/19 for approximate proceeds of $1.6 million Holds 51% of PSI’s common shares Holds 4 of 7 board seats, including the Chairman position PSI/WEICHAI RELATIONSHIP

PSI & WEICHAI HISTORY & MILESTONES Formation of Power Great Lakes, Inc. Power Solutions Inc. (PSI) established as global distributor of GM industrial engines – Gas Product scope Acquisition of 3PI Acquisition of Buck’s Engines, PowerTrain Integration and Bi-Phase PSI goes public. PSIX launched as an APO. PSIX is sold over the counter Originally Established in Weihai City Weifang Diesel Engine Factory Established Introduced the Heavy-duty engine Weichai Power listed in Hong Kong Weichai Power listed in Shenzhen stock market M&A Baudouin in France & Establishing Shandong Heavy Industry Group M&A of Ferretti Group, KION Group and Linde Hydraulic Strategic collaboration with DEMATIC 1985 1996 2011 2014 2015 1946 2004 2007 2012 2016 1953 1984 2009 Strategic collaboration between PSI & Weichai 2017 2018 PSI acquires its Engine Development Center in Burr Ridge, IL; Certifies 32-liter and 40-liter natural gas engines with EPA 2019 53-liter natural gas engine certified with EPA; 20-liter, 40-liter, 53-liter diesel engines receive EPA certification for emergency standby Weichai Power equity investment in Ballard Power; Strategic collaboration with Ceres Power (fuel cells)

Major Facility Snapshot: Shanghai – Engine Machining and R&D Weifang – High-Speed Engine & Vehicle Machining and R&D Chongqing – Medium/ High-Speed Engine & MVP R&D Xi’an – HD Truck & HD Transmission Box R&D Wiesbaden, Germany – Forklift & Hydraulics R&D Forli, Italy – Luxury Yachts R&D Marseilles, France – Marine Engine R&D Chicago, IL – Natural Gas Technology R&D Yangzhou – Bus & Low-Power Engine R&D EXPANDED GLOBAL BUSINESS FOOTPRINT Weichai has operations in 55 Countries with 500 Authorized Service Centers Worldwide

Our collective product portfolio offers the most competitive and complete power solution range available across all applications Transportation Weichai has a large market share in Asia, for which it develops and manufactures thousands of commercial vehicle engines annually Access to electric propulsion solutions planned Industrial Electrified power solutions planned for off highway OEM partners Full range of lithium-ion battery solutions planned for 2022 Weichai Cost Reduction Opportunities Manufacturing and global supply chain opportunities Energy/Power Generation Further enabling our OEM partners with a full product line from 2.4L through 53L in various fuel options  32L, 40L, and 53L Standby, LTP and Prime ratings up to 1250 kW (Natural Gas and LPG) 20L, 40L, and 53L EPA emergency standby up to 1650 kW (Diesel) 4.5L, 6.7L, 10L, 13L, 17L, and 20L NG engines for standby, prime and industrial/gas compression markets Longer-range plans for 65L - North America (Gas) PSI battery energy storage systems (BESS) planned for the future to accompany complimentary OEM products PRODUCT SYNERGIES

Construction Truck、Refrigerator truck、48V LDT Bus, Cargo truck, Forklift Powertrain Components Motor Motor Controller VCU System EV HEV Traction Battery System DC/DC Drive System PRODUCT SYNERGIES WEICHAI NEW ENERGY PRODUCT ACCESS

Source: Wood Mackenzie. “Global Energy Storage Capacity to Grow at CAGR of 31% to 2030.”  Exploring opportunities within energy storage, fuel cell and electrification with Weichai, who has invested in technology New energy solutions is an emerging opportunity for PSI Currently work with customers who are interested in energy storage and industrial electrification PSI’s current OEM partners access battery energy storage systems PSI has strong integration expertise across wide range of industrial and power generation OEM’s Energy storage systems (ESS) global market CAGR of 31% through 2030 with the US as the largest market worldwide Investment driven by: Current administration government proposals Carbon-free transition Power plant retirements Wind and solar growth Grid market modernization (FERC Order 841, etc.) PRODUCT SYNERGIES WEICHAI NEW ENERGY PRODUCT ACCESS

ENERGY Powering the Future

Customers / End Users Markets Growth opportunities across various markets driven by: aged electric grid, power outage activity, growth of intermittent sources of energy, utility curtailment incentives, increased regulations in healthcare facilities, increased growth rate of natural gas installations compared to diesel, and datacenter electrical usage growth Oil & Gas Telecom Data Centers Medical Utility Commercial Demand Response Microgrids ENERGY MARKETS & CUSTOMERS

NATURAL GAS ENERGY MARKET Sources: Diesel Progress September 2021; Forbes – December 6, 2019; Research Nester; GE Reports (12/5/18); EIA.gov (4/5/2019) Natural Gas Energy Market Dynamics Cleaner than diesel; Not subject to the transportation limitations that diesel has during times of extreme weather Global natural gas generator market totaled $4.6 billion in 2016 and is expected to increase to $8.5 billion by the end of 2024. More than 1,500 GW of new gas-fired generation capacity is expected to be added to global power networks by 2040. By 2040 installed electric capacity across the world is expected to reach 12,480 GW – 22 percent of which will be supplied by natural gas, the most of any single fuel source. Abundant and reliable supply. Natural gas gensets are gaining market share versus diesel

ENERGY GROWTH OPPORTUNITY Weichai Gas & Diesel Engine Platforms Open Power Generation Market Significantly ENERGY END MARKET SALES Targeting 2X + Growth in 5 Years Expansion of engine product line; Market opportunity increases substantially Grow engine market share across various verticals, including Standby and Prime Improvement in oil and gas markets versus weak 2020 and 2021 (2020 sales approx. $60m below 2019 levels) Large engines carry average selling prices (ASP’s) above $100K Electric grid resiliency and infrastructure spending Expand share and enable OEM customers within the large genset custom packaging market (Serving the growing datacenter and microgrid markets; Several end users are major technology companies)

TRANSPORTATION Powering the Road Ahead

PSI TRANSPORTATION MARKETS & CUSTOMERS

SCHOOL BUS MARKET History of Gasoline & Propane Growth, Industry-Leading Customers, Significant Engine Market Opportunity Sources: School Bus Fleet (Fact Book 2021); Blue Bird investor presentation January 2019; School Bus Fleet (7/25/16), Icbus.com; Blue Bird press release on 12/16/20; Internal Estimates Total Units By Class 2020: 36,204 “C” & “D” Units 2020: 29,004 “C” 25,980 “A” 7,200 “D” 3,024 THOMAS IC BUS BLUE BIRD 2015 Trends and Future Outlook Diesel 92% Alt. Fuels 8% Diesel 60-65% Alt. Fuels/ Gasoline 35-40% PSI Customers NORTH AMERICA (SCHOOL BUS MARKET) Bus Sales (units) & Market Share PSI is the Exclusive Supplier of Propane and Gasoline Engines to IC Bus and Provides Propane Engine Option to Thomas Built Buses NOISE. Propane & gasoline vehicles are noticeably quieter than diesel. COST. Very competitive total cost of ownership versus diesel. Easier and less costly to maintain. ENVIRONMENT. Propane vehicles can reduce lifecycle GHG emissions by nearly 13%. INCENTIVES. VW Mitigation Funds. SCHOOL BUS MARKET Alt. fuels continue to gain market share versus diesel; Blue Bird at 48% alt. fuel mix in FY20

INDUSTRIAL Powering Productivity

OIL & GAS COMPRESSION/ OIL LIFTS FORKLIFT AERIAL WORK PLATFORM ARBOR CARE UTILITY VEHICLE SWEEPERS /SCRUBBER ICE RESURFACING OTHER INDUSTRIAL Expanded OEM pipeline across various markets (UTV, commercial mowers, chippers, telehandlers, commercial cleaning) INDUSTRIAL MARKETS & CUSTOMERS

Industrial market presents significant unit volume opportunities for growth Transition from Diesel to Gas engines New customers, dealers and distributors Ability to seek battery electric opportunities as the market progresses Source: 2019 Power System Research Data, PSI Internal Market Analysis INDUSTRIAL MARKET OPPORTUNITY Industrial Combustion Engine Applications Under 300hp Segment Aerial Work Platform Industrial Welders Air Compressors Tree Care Turf Care Transportation Refrigeration Pumps Telehandler Light Tower Material Handling

FINANCIAL UPDATE CORPORATE UPDATE

CAPITAL STRUCTURE OVERVIEW *Based on 22,925,807 shares outstanding as of 11/1/21 and information contained in SEC filings Debt & Cash Highlights Total debt of $156 Million (M) at 9/30/21; Cash of approx. $5M (Includes net impact of customer prepayments of $3M) $130M uncommitted senior secured revolving credit facility pursuant to amended and restated uncommitted revolving credit agreement (Amended and Restated Uncommitted Revolving Credit Agreement) with Standard Chartered Bank (SC) entered into on 3/26/21 At 9/30/21 borrowings of $130M; Maturity is the earlier of 3/25/22 or the demand of SC; LIBOR + 2.70% per annum or Base Rate (as defined in the Credit Agreement) $25M Second Shareholder’s Loan Agreement with Weichai America At 9/30/21 borrowings of $25M; Maturity of 5/20/22; LIBOR + 4.5% In connection with the Amended and Restated Uncommitted Revolving Credit Agreement, also entered into Amended and Restated Shareholder’s Loan Agreement with Weichai America Provides PSI with a $130M secured subordinated loan facility that expires on 4/25/22 Under the First Amended and Restated Shareholder’s Loan Agreement, Weichai America is obligated to advance funds solely for purposes of repaying outstanding borrowings under the Amended and Restated Uncommitted Revolving Credit Agreement if the Company is unable to repay such borrowings PSI is working with Weichai to explore near-term financing solutions in addition to longer-term financing options

1st 9 mos. 2021 FINANCIAL RESULTS GROSS MARGIN 1st 9 mos. 2021 sales reflects increases within transportation (+$34.3M) and industrial (+$14.4M), partly offset by lower energy end market sales (-$31.9M) 1st 9 mos. 2021 gross profit declined by $8.1M; gross margin down 3.1 percentage points Gross margin impacted by material cost increases, unfavorable product mix, and higher tariff and freight costs, partly mitigated by lower warranty expense, the impact of higher sales and cost savings driven by actions to improve manufacturing operations Warranty costs were $14.8M in 2021 period versus $18.2M in 2020 Loss before income taxes of $41.2M, as compared to a loss of $23.7M last year In addition to gross profit impact, key factors impacting results were higher operating expenses and interest expense of $7.7M and $1.0M, respectively, coupled with lower other income of $1.2M SALES $ in millions

Outlook During the fourth quarter of 2021, the Company believes that its sales will exhibit healthy year-over-year growth with contributions across all end markets An improvement in gross profit as a percentage of sales in the fourth quarter versus the third quarter is also projected With the conclusion of the USAO trial involving former officers and employees of the Company in September 2021, the Company believes its costs related to this matter will cease. Accordingly, the Company expects to experience a decline in legal costs related to this obligation during the fourth quarter However, at this time, the Company is not able to estimate the potential future amount of its indemnity obligations related to the pending SEC matter involving prior officers and employees Notwithstanding this outlook, which is being driven in part by expectations for improved economic conditions within the United States and across various of the Company’s markets, the Company cautions that significant uncertainty still remains as a result of the ongoing COVID-19 pandemic, supply chain challenges, and other factors OUTLOOK

PSI is current with its SEC filings Numerous changes and improvements have been made across the organization since 2017 New management team and key hires: CEO; CFO; Chief Technical Officer; Chief Quality Officer; VP, Internal Audit 6 of 7 new board members and a new audit committee (Weichai has 4 designees) Updated policies and ongoing overhaul and enhancement of internal controls and operational systems to improve the reliability of financial reporting Settlements with the USAO and SEC announced on 9/24/20 Resolves agencies’ previously disclosed investigations into the Company’s past revenue recognition practices; Investigations into the Company on behalf of the USAO and SEC have concluded PSI is committed to full remediation of its internal controls and continuing to enhance its corporate compliance program; Company obtained extension until 3/31/22 to remediate outstanding material weaknesses USAO (DOJ) legal proceedings against former employees has concluded Company incurred significant expenses due to indemnification agreements; SEC case against former employees remains open Expansion of business pipeline Focused on driving long-term growth through new OEM opportunities in all end markets CORPORATE UPDATE

APPENDIX

NON-GAAP RECONCILIATION Financial Results for Three and Nine Months Ended September 30, 2021 and 2020 (UNAUDITED) * See Non-GAAP Reconciliation on following slides

NON-GAAP FINANCIAL MEASURES In addition to the results provided in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”), this presentation also includes non-GAAP (adjusted) financial measures. Non-GAAP financial measures provide insight into selected financial information and should be evaluated in the context in which they are presented. These non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation from, or as a substitute for, financial information presented in compliance with U.S. GAAP, and non-GAAP financial measures as reported by the Company may not be comparable to similarly titled amounts reported by other companies. The non-GAAP financial measures should be considered in conjunction with the consolidated financial statements, including the related notes, and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the Company’s Form 10-Q for the quarterly period ended September 30, 2021.  Management does not use these non-GAAP financial measures for any purpose other than the reasons stated below. The Company believes that Adjusted net income (loss), Adjusted earnings (loss) per share, EBITDA, and Adjusted EBITDA provide relevant and useful information, which is widely used by analysts, investors and competitors in its industry as well as by the Company’s management in assessing the performance of the Company. Adjusted net income (loss) is defined as net income (loss) as adjusted for certain items that the Company believes are not indicative of its ongoing operating performance. Adjusted earnings (loss) per share is a measure of the Company’s diluted earnings (loss) per common share adjusted for the impact of special items. EBITDA provides the Company with an understanding of earnings before the impact of investing and financing charges and income taxes. Adjusted EBITDA further excludes the effects of other non-cash charges and certain other items that do not reflect the ordinary earnings of the Company’s operations. Adjusted net income (loss), Adjusted earnings (loss) per share, EBITDA, and Adjusted EBITDA are used by management for various purposes, including as a measure of performance of the Company’s operations and as a basis for strategic planning and forecasting. Adjusted net income (loss), Adjusted earnings (loss) per share, and Adjusted EBITDA may be useful to an investor because these measures are widely used to evaluate companies’ operating performance without regard to items excluded from the calculation of such measures, which can vary substantially from company to company depending on the accounting methods, the book value of assets, the capital structure and the method by which the assets were acquired, among other factors. They are not, however, intended as alternative measures of operating results or cash flow from operations as determined in accordance with U.S. GAAP.

NON-GAAP RECONCILIATION The following table presents a reconciliation from Net loss to Adjusted net (loss) earnings for the three and nine months ended September 30, 2021 and 2020 (UNAUDITED)

NON-GAAP RECONCILIATION The following table presents a reconciliation from Loss per common share – diluted to Adjusted (loss) earnings per share for the three and nine months ended September 30, 2021 and 2020 (UNAUDITED)

NON-GAAP RECONCILIATION The following table presents a reconciliation from Net loss to EBITDA and Adjusted EBITDA for the three and nine months ended September 30, 2021 and 2020 (UNAUDITED)

NON-GAAP RECONCILIATION Amounts reflect non-cash stock-based compensation expense. Amount represents the loss on the extinguishment of the Company’s prior credit facility with Wells Fargo Bank, N.A. and the unsecured senior notes in April 2020. Amounts represent severance and other post-employment costs for certain former employees of the Company. Amounts represent professional services fees related to the Company’s efforts to prepare, audit and file delinquent financial statements with the SEC, as well as tax compliance matters impacted by the restatement of prior period financial statements. The amounts exclude $0.1 million and $1.0 million for the three and nine months ended September 30, 2020. Amounts represent professional services fees related to the Company’s efforts to remediate internal control material weaknesses including certain costs to upgrade IT systems. Amounts include professional services fees for the three and nine months ended September 30, 2021 of $1.6 million and $15.2 million, respectively, and $1.7 million and $5.5 million for the three and nine months ended September 30, 2020, respectively, related to costs to indemnify certain former officers and employees of the Company. The Company is obligated to pay legal costs of certain former officers and employees in accordance with Company bylaws and certain indemnification agreements. As further discussed in Note 9. Commitments and Contingencies of Part I, Item 1. Financial Statements within the Company’s Form 10-Q for the quarterly period ended September 30, 2021, the Company fully exhausted its historical primary directors’ and officers’ insurance coverage in connection with these matters during the first quarter of 2020. Also included are professional services fees and reserves related to certain other legal matters. Amount represents a life insurance payment to the Company related to the death of a former employee. Amounts for all periods include adjustments to impacts of the CARES Act; the nine months ended September 30, 2020 also include a change in the deferred tax liability related to an indefinite lived intangible asset.

THANK YOU. 201 Mittel Drive, Wood Dale, IL 60191 630.350.9400 • www.psiengines.com